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                                                                   EXHIBIT 10.71

                               SEVERANCE AGREEMENT

         THIS SEVERANCE AGREEMENT (the "Agreement") is entered into this third day of July, 2002, by THE MIIX GROUP, INCORPORATED (the "MIIX Group") and NEW JERSEY STATE MEDICAL UNDERWRITERS, INC. (the "Underwriter"), in each case, including their respective subsidiaries, affiliates, officers, directors, agents, employees, successors and assigns (hereinafter referred to, collectively, as the "Company"), and STEWART J. GERSON, including his successors, assigns and estate (hereinafter referred to, collectively, as the "Employee"). The Company and the Employee are hereinafter referred to, collectively, as the "Parties."

                              W I T N E S S E T H :

         WHEREAS, the Parties have entered into an Employment Agreement, dated as of March 15, 2002 (the "Employment Agreement"), pursuant to which the Company has employed the Employee; and

         WHEREAS, the Company and the Employee have mutually agreed to the voluntary termination of the employment of the Employee under the Employment Agreement as of the Termination Date; and

         WHEREAS, the Parties have agreed to the payment of a lump sum amount to the Employee as specified herein in lieu of all other payments or benefits due or alleged to be due to the Employee under the Employment Agreement upon the termination of the Employee's employment with the Company or otherwise and to mutually release each other from any and all liability under the Employment Agreement or otherwise as set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

         1. TERMINATION OF EMPLOYMENT: The Parties agree that the Employee has voluntarily resigned from employment with the Company and from all positions as an officer of the Company as of June 4, 2002 (the "Termination Date"). The Employee shall perform no further services for and shall have no authority to act on behalf of the Company after the Termination Date.

         It is agreed that the Employee shall not be considered an employee of the Company after the Termination Date; accordingly, any and all benefits of employment which are not expressly provided for herein shall not accrue to the Employee after the Termination Date.

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         2.   PAYMENT TO THE EMPLOYEE: Subject to the Employee's acceptance of and compliance with all of the terms and conditions set forth in this Agreement, the Company shall pay to the Employee in lieu of all other payments or benefits of any kind or nature whatsoever (including, without limitation, retention bonuses, cash incentive payments, stock option grants, stock grants, employee benefits and vacation compensation) due or alleged to be due to the Employee under the Employment Agreement or otherwise, the sum of One Hundred and Fifteen Thousand Dollars ($115,000), less applicable deductions, including without limitation, federal and state withholdings, which shall be paid to the Employee as soon as practicable after the Effective Date of this Agreement.

         3. RELEASE BY THE EMPLOYEE: Except for the duties and obligations expressly provided for in this Agreement, the Employee hereby releases and forever discharges the Company from any and all causes of action, claims or demands, known or unknown, up to the date of this Agreement, including without limitation (i) those relating to any obligation or liability of the Company to the Employee under the Employment Agreement, the Non-Qualified Stock Option Agreement or the Restricted Stock Grant between the Company and the Employee effective March 15, 2002 and all other related agreements; ( ii) those relating to his employment with the Company or the termination thereof; (iii) those in tort including, but not limited to, those for wrongful or retaliatory discharge in violation of public policy or defamation; (iv) those in contract, whether express or implied; (v) those under any Company policy, procedure or benefit plan; or (vi) those under any federal, state or local law, including but not limited to Title VII of the Civil Rights Act, the Americans With Disabilities Act, the Age Discrimination in Employment Act, the Employee Retirement Income Security Act, the New Jersey Conscientious Employee Protection Act, the New Jersey Law Against Discrimination and any other federal, state or local law, rule or regulation pertaining to employment, wages, discrimination, retaliation, or any other terms and conditions of employment. The Employee gives up any claim to reinstatement and will not apply for re-employment with the Company.

         4. RELEASE BY THE COMPANY: Except for the duties and obligations expressly provided for in this Agreement, the Company hereby releases and forever discharges the Employee from any and all causes of action, claims or demands, known or unknown, up to the date of this Agreement, including without limitation (i) those relating to any obligation or liability of the Employee to the Company under the Employment Agreement, the Non-Qualified Stock Option Agreement or the Restricted Stock Grant between the Company and the Employee effective March 15, 2002 and all other related agreements; ( ii) those relating to his employment with the Company or the termination thereof; (iii) those in tort including, but not limited to, those in violation of public policy or defamation; (iv) those in contract, whether express or implied; and (v) those under any Company policy, procedure or benefit plan.

         5. COMPLETE CONSIDERATION: The Employee acknowledges and agrees that the above-described consideration is the total consideration which the Employee shall receive from the Company and that he is not entitled to any additional payments or consideration of

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any kind whatsoever under any agreement with the Company or the Company's policies or benefit plans.

         6. CONFIDENTIALITY/RETURN OF CONFIDENTIAL INFORMATION: The Employee acknowledges and agrees that he continues to be bound by the confidentiality provisions contained in Section 6 of the Employment Agreement, which provide, among other things, that the Employee shall not disclose or use at any time any of the Company's Confidential Information (as defined in the Employment Agreement). The Employee further acknowledges and agrees that he is bound by the provisions of Section 6.2 of the Employment Agreement pursuant to which the Employee immediately shall deliver to the Company as of the Termination Date all documents and materials containing Confidential Information relating to the business or affairs of the Company and all other documents, materials and other property belonging to the Company or its affiliates, or their customers or clients, that are in the possession or under the control of the Employee.


         7. NON-DISPARAGEMENT: (i) The Employee agrees not to make any disparaging remarks or negative comments about the Company, its business practices or its personnel matters to any person or entity and not to interfere with the relationship of the Company with its customers or vendors, or request or cause any of the Company's customers or vendors to alter, cancel or terminate any business relationship with the Company.

         (ii) The Company agrees not to make any disparaging remarks or negative comments about the Employee, his business practices or his personal matters to any person or entity and shall in response to any reference check, consistent with the Company's normal practice, provide only the dates of the Employee's employment with the Company, his job title and responsibilities and his salary.

         8. NO ADMISSION: Each Party acknowledges that nothing contained in this Agreement is intended to constitute an admission on the part of either Party or of any liability whatsoever or of a violation of any law. Accordingly, this Agreement shall not be admissible as evidence in any proceeding as an admission, but only in a proceeding to enforce its terms.

         9. GOVERNING LAW; JURISDICTION: This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the conflict of law principles thereof. The Parties agree to submit to the jurisdiction of any federal or state court sitting in New Jersey in any action concerning the enforcement or breach of this Agreement.

         10. SEVERABILITY: Should any provisions of this Agreement be held to be illegal, void or unenforceable, such provision shall be of no force and effect. However, the illegality or unenforceability of any such provision shall have no effect upon, and shall not impair the enforceability of, any other provision of this Agreement.

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         11.  ENTIRE AGREEMENT: This Agreement contains the complete understanding between the Company and Employee, and no other promises or agreements shall be binding unless in writing and signed by such Parties.

         12. COUNTERPARTS: This Agreement may be executed in counterparts and by facsimile signature, each of which shall be deemed to constitute an original and all of which when taken together shall constitute one and the same instrument.

         THE EMPLOYEE ACKNOWLEDGES THAT (I) HE HAS REVIEWED THIS AGREEMENT AND THE RELEASE CONTAINED IN IT WITH THE ADVICE AND ASSISTANCE OF COUNSEL OF HIS CHOICE; ( II) HE HAS HAD TWENTY-ONE (21) DAYS TO INDICATE HIS DECISION TO ACCEPT THE PAYMENT PROVIDED FOR IN THIS AGREEMENT, OR TO REJECT THE OFFERED PAYMENT BY NOT SIGNING THIS AGREEMENT; AND (III) HE HAS HAD SEVEN (7) DAYS AFTER SIGNING THIS AGREEMENT TO CHANGE HIS MIND AND REVOKE THIS AGREEMENT. THIS AGREEMENT AND THE RELEASE IN IT BECOME EFFECTIVE SEVEN (7) DAYS AFTER THE EMPLOYEE HAS SIGNED IT (THAT IS, THE AGREEMENT'S "EFFECTIVE DATE") IF THE EMPLOYEE HAS NOT EXERCISED HIS RIGHT DURING THAT TIME PERIOD TO REVOKE THE AGREEMENT.

         BY SIGNING BELOW, THE COMPANY AND THE EMPLOYEE ACKNOWLEDGE AND AGREE THAT THEY HAVE CAREFULLY READ AND UNDERSTAND THE TERMS OF THIS AGREEMENT, ENTER INTO THIS AGREEMENT KNOWINGLY, VOLUNTARILY AND OF THEIR OWN FREE WILL, UNDERSTAND ITS TERMS AND SIGNIFICANCE AND INTEND TO ABIDE BY ITS PROVISIONS WITHOUT EXCEPTION.


         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date indicated opposite their respective names.

Date:

-----------------                           ---------------------------
                                            STEWART J. GERSON

                                            THE MIIX GROUP, INCORPORATED
Date:

-----------------                           By:_______________________________
                                            Name:
                                            Title:

                                            NEW JERSEY STATE MEDICAL
                                            UNDERWRITERS, INC.
Date:

-----------------                           By:______________________________
                                            Name:
                                            Title:

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